UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/20/2006

National Medical Health Card Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26749

Delaware	11-2581812
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

(Address of principal executive offices, including zip code)

516-626-0007
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 20, 2006, National Medical Health Card Systems, Inc. announced the appointment of Stuart Diamond as chief financial officer. He replaces Stuart F. Flesicher, whose employment with the company ended on January 20, 2006. A copy of the press release detailing the appointment is attached to this Current Report on Form 8-K as Exhibit 99.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Medical Health Card Systems, Inc.

Date: January 20, 2006	By:	/s/ James F. Smith
James F. Smith
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release dated January 20, 2006